UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2011

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey		07470
(Address of Principal Executive Offices)		(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 13, 2011, the Annual Meeting of Shareholders of Valley National Bancorp (the “Company”) was held. A total of 161,589,341 of the Company’s shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 15 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For” and “Withheld”. There were no abstentions and broker non-votes with respect to the election of directors.

	Number of Votes
Name	For	Withheld
Andrew B. Abramson	94,555,051	3,280,385
Pamela R. Bronander	95,016,024	2,819,412
Eric P. Edelstein	95,257,239	2,578,197
Mary J. Steele Guilfoile	85,186,666	12,648,770
Graham O. Jones	94,850,176	2,985,261
Walter H. Jones, III	94,818,955	3,016,481
Gerald Korde	94,609,352	3,226,084
Michael L. LaRusso	95,233,754	2,601,682
Marc J. Lenner	95,795,001	2,040,435
Gerald H. Lipkin	94,263,876	3,571,560
Robinson Markel	62,126,107	35,709,329
Richard S. Miller	68,376,588	29,458,848
Barnett Rukin	93,696,393	4,139,044
Suresh L. Sani	95,898,446	1,936,990
Robert C. Soldoveri	95,509,739	2,325,697

Proposal #2 – Approved, on a non-binding basis, the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	87,489,368
Against	7,127,027
Abstained	3,219,033
Broker Non-Votes	35,316,619

Proposal #3 – Voted, on a non-binding basis, in favor of holding an advisory vote on executive compensation once every year.

The number of shares voted for “One Year,” “Two Years” and “Three Years,” as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
One year	47,767,934
Two years	5,336,698
Three years	40,722,839
Abstain	2,548,797
Broker Non-Votes	36,775,780

Based on these voting results, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation once every year until the next required vote on the frequency of such votes. Accordingly, the next shareholder advisory vote on executive compensation will be held at the Company’s 2012 Annual Meeting of Shareholders.

Proposal #4 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	131,008,499
Against	1,165,998
Abstained	938,269
Broker Non-Votes	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2011	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and Chief Financial Officer